MONTHLY SERVICER'S CERTIFICATE

(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

    HOUSEHOLD FINANCE CORPORATION
    HOUSEHOLD AFFINITY FUNDING CORPORATION
    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1993-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.      The undersigned is a Servicing Officer.

4.      This Certificate relates to the Distribution Date occurring on March
16,
1998
5.      Trust Information.

(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ......................................................................
 ....                     $1,355,841,708.64
(b) The aggregate amount of such Collections
with respect to Principal Receivables for
the Due Period preceding such
Distribution Date was equal to
 ...........................................................
$1,268,635,481.19
(i) The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f)
],  is ..............
                              22.219%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to
 .............................................................................
 .....................      $87,206,227.45

(i) The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ......................   17.124%

(ii) The amount of such aggregate with respect to Finance
Charge was equal to
$59,313,536.71
(iii) The amount of such aggregate with respect to Fees was equal to
 ...         $11,375,333.87
(iv) The amount of such aggregate with respect to Interchange was equal to ..

$14,972,205.87
(v)
The amount of such aggregate with respect to Other Recoveries was equal to
 ..     $355,385.00
(vi) The amount of such aggregate with respect to Principal
Recoveries was equal to .$1,189,766.00
(d)
The Gross Defaulted Amount for the preceding Due Period is
 ............................................$33,878,731.96
(i)The annualized
default rate, (d) *12 / (f),  is
 ...........................................6.745%
(ii) The annualized net default rate, [(d)-(c)(vi)] *12 / (f),  is
 ........................6.508%
(e) The Portfolio Yield for such Distribution Date
 ........................................10.616%
(f) The total amount of Principal Receivables in the Trust at the beginning of
the preceding Due Period is equal to
 .............................................................................
 .....   $6,027,761,588.51
(g) The total amount of Principal
Receivables as of the last day of the immediately preceding Due Period is
 .............................................................................
 ...   $5,911,180,446.00
(h)  The average amount of
Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is
equal to .....   $5,969,471,017.26
(i)  The total amount of Finance Charge and
Administrative Receivables in the Trust
as of the last day of the immediately
preceding Due Period is ........  $105,186,819.98
(j)The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
 ........................
                 $235,043,070.79

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
 ........................
                 $80,958,665.80
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal
to........................
                   $181,974,668.34

(m) The aggregate amount of Trust Excess Principal Collections for such
Distrib Date is    $848,862,509.19
(n)   The aggregate amount of Principal
Shortfalls for such Distribution Date is .....................$354,661,827.33

6.  Group One Information

(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest


(b)  Group One Total Investor Collections is equal to
 ..........................................................
$730,371,421.82

(c)  Group One Investor Principal Collections is equal to
 .....................................................
 $683,394,746.06

(d) Group One Investor Finance Charge and Administrative Collections is equal
to ...........   $46,976,675.76

(e) Group One Investor Additional Amounts is
equal to .......................................  $0.00

(f)         Group One Investor Default Amount is equal to
 ...............................................................
$18,249,960.50

(g) Group One Investor Monthly Fees is equal to
 .............$5,411,773.33

(h) Group One Investor Monthly Interest is equal to
 ..............$14,575,791.49

7.      Series 1993-1 Information

(a) The Series Adjusted Portfolio Yield for the Due Period preceding such Distri Date was equal to 10.55%

(b) The Series 1993-1 Allocation Percentage
with respect to the Due Period preceding such Distribution Date was equal to
 .............................................................. 20.65%

(c) The Floating Allocation Percentage for the Due Period preceding such Distribution Date was equal to
 ........................................
 ..................................
                                                         85.07%

(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to
 .........................................

      $15,257,355.09

(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such Distribution
Date is equal to ...........................

                  $15,318,521.48

(f)         Class A Invested Amount
 ...............................................
 .......                     $900,000,000.00

(g) The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to
 .....................................................
 ..      85.00%

(h) The Class A Invested Percentage of the amt set forth in Item 7(d) above
was equal to    $12,968,697.07

(i)  The amount of Class A Monthly Interest for
such Distribution Date is equal to ...........

                          $3,931,875.00

(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ..................................................................


                                          $0.00

(k)         The amount of Class A Additional Interest for such Distribution
Date is equal to                           $0.00

(l) The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal
to.................. $0.00

(m) The Class A Investor Default Amount for such Distribution Date is equal
to                        $5,058,404.90


(n) The Allocable Servicing Fee for such Distribution Date is equal
to............. $1,764,713.33

(o) The Class A Required Amount, if any, with respect to such Distribution
Date is equal to .....   $0.00

(p) Class B Invested Amount
 ....................................
 ..........................$52,945,000.00

(q)   The Class B Invested Percentage
for the Due Period preceding such Distrib Date was equal to  5.00%

(r) The Class B Invested Percentage of the amount set forth in Item 7(d)
above is equal to ..... $762,919.63

(s)  The amount of Class B Monthly Interest for
such Distribution Date is equal to ...........

                          $233,840.42

(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal
to....................$0.00

(u) The amount of Class B Additional Interest for such Distribution Date is
equal to .......                 $0.00

(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal
to....................$0.00

(w) Class B Investor Default Amount for such Distribution Date is equal to..
                 $297,574.72

(x) The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to.$1,525,738.39

(y)   The Series 1993-1 Principal Shortfall for
such Distribution Date is equal to ....

$0.00

(z) The Series 1993-1 Excess Principal Collections is equal
to......................................................$0.00



(aa) The amount of Excess Finance Charge and Administrative Collections with respect to such Distribution Date is equal
to..................$3,742,415.28

(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:


(i) to fund the Class A Required Amount, if any, with respect to such Distrib Date $0.00
(ii) to reimburse Class A Investor Charge-Offs.......... $0.00


(iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount
 .....................$0.00

(iv) to fund the Class B Investor Default Amount with respect to such Distrib
Date                      $297,574.72
(v)  to reimburse certain previous reductions in the Class
B Invested Amount ...      $0.00

(vi) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above $0.00

(vii) to fund the Collateral Investor Default Amount with respect to such Distrib Date .. $595,110.10

(viii) to reimburse certain previous reductions in
the Collateral Invested Amount  $0.00

(ix) to make any required deposit in the Cash Collateral Account..  $0.00

(cc) The amount of Subordinated Prin Collections with respect to such Distri Date is equal to$33,427,804.54

(dd)  The Principal Allocation Percentage is
equal to..............................85.07%



(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal
to..........................$0.00

(ff) The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal
to..........................$0.00

(gg) The amount of Class A Investor Charge-Offs for such Distribution Date is
equal to                        $0.00

(hh) The total amount of reimbursements of Class A Investor Charge-Offs for such Distribution Date is equal to................
 .......................
             $0.00

(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal
to.........................  $0.00

(jj) The total amount of reimbursements of Class B Investor Charge-Offs for such Distribution Date is equal
to.......................$0.00
(kk) The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to .........

                           $900,000,000.00

(ll) The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to ......

               $52,945,000.00

(mm)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the
Collateral Account) was equal to .....

$105,883,000.00

(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to
 ........................................

  $105,883,000.00

(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to
 ..........199.987%

(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal to
 .............................
                                     $0.00

8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such
Distribution Dates is equal to .................
                                               $7,541,552.04

9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to
 ............................
$3,375,836.62

10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal
to...............................................

                                      $0.00

11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert
None.               None

12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).


14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this



Certificate this 16th day of March,  1998.



HOUSEHOLD FINANCE CORPORATION

as Servicer,

By: _______________________________

      Name: Steven H. Smith

      Title: Servicing Officer

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1993-1


       Mar 16, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.3687500
2. Principal distribution per $1,000 interest

                      $0.0000000
3. Interest distribution per $1,000 interest

                  $4.3687500
B.          Calculation of Class A Interest

1. Calculation of Class A Certificate Rate


(a) One-month LIBOR
5.62500000%
(b) Spread                              0.20000000%

(c) Class A Certificate Rate
                                 5.82500000%
2. Beginning Principal Amount
                                     $900,000,000.00

3. Days in Interest Period
                         27
C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class A Invested Percentage
                                             85.00%
(b) Principal Allocation Percentage
                                                             85.07%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

           % of Gross Receivables
                                                     3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

             % of Gross Receivables
                                                             1.35%

(c) Delinquent 60+ days
             $181,974,668.34
           % of Gross Receivables
                                                     3.02%
4. Class A Investor Default Amount
                                                         $5,058,404.90

5. Class A Investor Charge-offs; Reimbursement of Charge-offs



(a) Class A Investor Charge-offs, if any, for the Distribution Date


                               $0.00
(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs


                                                   $0.00

(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of the end of the
Distribution Date                                                   $0.00

6. Allocable Servicing Fee paid for the Distribution Date


$1,764,713.33
7. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00
D.      Class A Pool Factor
     1.0000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period

F.      Class B Certificates

1. Class B Invested Amount as of the end of the Distribution Date



$52,945,000.00
2. Available Collateral Amount as of the end of the Distribution Date



$105,883,000.00

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1993-1


       Mar 16, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.4166667
2. Principal distribution per $1,000 interest

                      $0.0000000
3. Interest distribution per $1,000 interest

                  $4.4166667
B.          Calculation of Class B Interest

1. Calculation of Class B Certificate Rate


(a) Class B Coupon
5.30000%
2. Beginning Invested Amount
                                 $52,945,000.00

C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class B Invested Percentage
                                             5.00%
(b) Principal Allocation Percentage
                                                             85.07%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class B Investor Default Amount
                                                         $297,574.72

5. Class B Investor Charge-offs; Reimbursement of Charge-offs



(a) Class B Investor Charge-offs, if any, for the Distribution Date


                               $0.00
(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs


                                                   $0.00

(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the
Distribution Date                                                   $0.00

6. Available Cash Collateral Amount

(a) Available Cash Collateral Amount at the end of the Distribution Date


                                                   $0.00

(b) Available Cash Collateral Amount as a percent of the Class B


                   0.00000%
        Invested Amount, each at the end of the Distribution Date



7. Available Collateral Invested Amount

  $105,883,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00
D.      Class B Pool Factor
     1.0000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period


    MONTHLY SERVICER'S CERTIFICATE

(Delivered pursuant to subsection 3.04(b)


of the Pooling and Servicing Agreement


    HOUSEHOLD FINANCE CORPORATION

    HOUSEHOLD AFFINITY FUNDING CORPORATION

    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1


Class A and Class B Certificates, Series 1993-2



The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:



1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and

Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
                         Agreement.
3.      The undersigned is a Servicing Officer.


4.      This Certificate relates to the Distribution Date occurring on March
16,
1998
5.      Trust Information.

(a)         The aggregate amount of Collections processed for the Due Period preceding
such Distribution Date
             was equal to
 .............................................................................
 ....            $1,355,841,708.64

(b)         The aggregate amount of such Collections with respect to
Principal
Receivables for the Due Period
                                             preceding such Distribution Date
was equal to
 ..................................................

                                          $1,268,635,481.19

(i)         The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],  is
 ..............                                          22.219%

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative
Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to
 .............................................................................
 ........................
                 $87,206,227.45
(i)         The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ......................................   17.124%


(ii)            The amount of such aggregate with respect to Finance Charge was equal to
   $59,313,536.71                                                       (iii)
             The amount of such aggregate with respect to Fees was
equal to ...                                    $11,375,333.87

(iv) The amount of such aggregate with respect to Interchange was equal to ..


$14,972,205.87
(v)         The amount of such aggregate with respect to Other Recoveries was equal to
 ..     $355,385.00
(vi) The amount of such aggregate with respect to Principal Recoveries was equal to .$1,189,766.00 (d)

          The Gross Defaulted Amount for the
preceding Due Period is
 ............................................$33,878,731.96


(i)         The annualized
default rate, (d) *12 / (f),  is
 ............................................

                  6.74%
(ii)            The annualized net default rate, [(d)-(c)(vi)] *12 / (f),  is
 .........................................6.51%


(e)         The Portfolio Yield for such Distribution Date
 .......................................................................10.62%



(f)         The total amount of Principal Receivables in the Trust at the beginning of
the preceding Due Period is
                                 equal to
 .............................................................................
 ................
$6,027,761,588.51
(g)         The total amount of Principal Receivables as of the last day of the
immediately preceding Due Period is
 .............................................................................
 ....................
 $5,911,180,446.00
(h)         The average amount of Principal Receivables in the Trust during the
preceding Due Period (the sum of
                                                     the amounts in clause
(f) and the amount in
clause (g) divided by 2) is equal to ........$5,969,471,017.26 (i)


                           The total
amount of Finance Charge and Administrative Receivables in the Trust as of
the last day of                                                 the
immediately preceding Due Period is
 .....................................

$105,186,819.98
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days)
 delinquent as of the close of business on the last day of the calendar month preceding such

Distribution Date was equal to
 ........................
                 $235,043,070.79

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days)
         delinquent as of the close of business on the last day of the calendar month preceding such Distribution

                                          Date was equal to
 ........................
                 $80,958,665.80
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+
         days) delinquent as of the close of business on the last day of the calendar month preceding such

                          Distribution Date was equal to
 ........................
                 $181,974,668.34

(m)         The aggregate amount of Trust Excess Principal Collections for such
Distrib Date is ....$848,862,509.19 (n)

The aggregate amount of Principal
Shortfalls for such Distribution Date is .................... $354,661,827.33
6.      Group One Information

(a)         The Average Rate for Group One (the weighted average Certificate
Rate
reduced to take into account
                                     any payments made pursuant to interest
rate
agreements, if any ) is equal to ................................5.857%



(b)         Group One Total Investor Collections is equal to
 ..........................................................


$730,371,421.82
(c)         Group One Investor Principal Collections is equal to
 .....................................................

                                                      $683,394,746.06

(d)         Group One Investor Finance Charge and Administrative Collections
is equal
to ...........   $46,976,675.76 (e)
                                                             Group One
Investor Additional Amounts is
equal to ...............................................................$0.00

(f)         Group One Investor Default Amount is equal to
 ..................................................................$18,249,960
 .50 (g)                     Group One Investor Monthly Fees is equal to
 ......................................................................$5,411,
773.33
(h)         Group One Investor Monthly Interest is equal to
 .................................................................$14,575,791.
49 7.               Series 1993-2 Information

(a)         The Series Adjd Portfolio Yield for the Due Period preceding such
Distri
Date was equal to ....10.881%

(b)         The Series 1993-2 Allocation Percentage with respect to the Due
Period
preceding such Distribution
                                 Date was equal to
 ...............................................................


               11.47%
(c) The Floating Allocation Percentage for the Due Period preceding such
Distrib Date was equal to85.07% (d)
                                                             The aggregate
amount of Reallocated
Finance Charge and Administrative Collections for the Due


Period preceding
such Distribution Date is equal to ..........................


       $8,639,947.18
(e)         The Floating Allocation Percentage of Series Allocable Finance
Charge and
Administrative Collections
                             for the Due Period preceding such Distribution
Date is equal to ....................

$8,510,263.99
(f)         Class A Invested Amount
 ............................................................................



$500,000,000.00
(g)         The Class A Invested Percentage with respect to the Due Period preceding
such Distribution Date was
                             equal to
 .............................................................................
 ..      85.000%
(h)         The Class A Invested Percentage of the amount set forth in Item
7(d) above
was equal to $7,343,946.29 (i)
                                         The amount of Class A Monthly
Interest for such
Distribution Date is equal to ........

$2,333,333.33
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution
                                                                 Date is
equal to
 .......................................................................


                                               $0.00
(k)         The amount of Class A Additional Interest for such Distribution
Date is
equal to ............       $0.00

(l)         The amount of any Class A Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to........................................................................



$0.00
(m)         The Class A Investor Default Amount for such Distribution Date is equal to
 .........                           $2,810,224.95

(n)         The Allocable Servicing Fee for such Distribution Date is equal
to..........................
                                 $980,393.33

(o)         The Class A Required Amount, if any, with respect to such
Distribution
Date is equal to ........$0.00

(p)         Class B Invested Amount
 .............................................................................
 .........                           $29,412,000.00

(q)         The Class B Invested Percentage for the Due Period preceding such
Distrib
Date was equal to  5.00%
(r)         The Class B Invested Percentage of the amount set forth in Item
7(d) above
is equal to ...   $432,000.30 (s)
                                                     The amount of Class B
Monthly Interest for
such Distribution Date is equal to ......           $144,609.00 (t)


                               The amount
of any Class B Monthly Interest previously due but not distributed on a prior
Distribution                                        Date is equal
to..........................................................................



$0.00
(u)         The amount of Class B Additional Interest for such Distribution
Date is
equal to ........           $0.00

(v)         The amount of any Class B Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to.........................................................................



$0.00
(w)         Class B Investor Default Amount for such Distribution Date is equal to
 .......................
              $165,308.67
(x)         The Collateral Invested Percentage of the amount set forth in
Item 7(d)
above is equal to  ..$864,000.59 (y)
                                                                 The Series
1993-2 Principal Shortfall for
such Distribution Date is equal to .........

                  $0.00
(z)         The Series 1993-2 Excess Principal Collections is equal
to......................................................$0.00



(aa)            The amount of Excess Finance Charge and Administrative
Collections with
respect to such Distribution
                                     Date is equal
to..........................................................................



$2,079,104.82
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be
distributed on such
Distribution Date to fund or reimburse the following items:



(i)         to fund the Class A Required Amount, if any, with respect to such
Distrib
Date        $0.00
(ii)            to reimburse Class A Investor
Charge-Offs.........................


$0.00
(iii)               to pay current or overdue Class B Monthly Interest, Class
B Additional
Interest or the                                                 Cumulative
Excess Interest Amount
 ....................................................................    $0.00

(iv)            to fund the Class B Investor Default Amount with respect to such Distrib
Date     $165,308.67
     (v)         to reimburse certain previous reductions in the Class
B Invested Amount .........       $0.00


(vi)            to pay any portion of the Allocable Servicing Fee not paid pursuant to
clause (i) above  $0.00

(vii)               to fund the Collateral Investor Default Amount with
respect to such
Distrib Date   $330,617.34
                             (viii)                  to reimburse certain
previous reductions in
the Collateral Invested Amount
                                             ................................

               $0.00
(ix)            to make any required deposit in the Cash Collateral Account..


                       $0.00
(cc)            The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal
to...........................................................................
 ..........................................

          $18,570,628.36
(dd)            The Principal Allocation Percentage is equal to
 .....................................................................85.07%



(ee)            The total amount to be distributed to Class A
Certificateholders on such
Distribution Date in payment
                                     of principal is equal
to..........................................................


   $0.00
(ff)            The total amount to be distributed to Class B
Certificateholders on such
Distribution Date in payment
                                     of principal is equal
to..........................................................


   $0.00
(gg)            The amount of Class A Investor Charge-Offs for such
Distribution Date is
equal to ..........     $0.00

(hh)            The total amount of reimbursements of Class A Investor
Charge-Offs for
such Distribution Date is
                         equal
to...........................................................................
 .......................
             $0.00
(ii)            The amount of Class B Investor Charge-Offs and other
reductions in the
Class B Invested Amount for
                                 such Distribution Date is equal
to......................................

  $0.00
(jj)            The total amount of reimbursements of Class B Investor
Charge-Offs for
such Distribution Date is
                         equal
to...........................................................................
 .........................
                     $0.00
(kk)            The Class A Invested Amount at the close of business on such
Distribution
Date (after giving effect to
                                     all payments and adjustments on such
Distribution Date) will be equal to .............

                                      $500,000,000.00

(ll)            The Class B Invested Amount at the close of business on such
Distribution
Date (after giving effect to
                                     all payments and adjustments on such
Distribution Date) will be equal to ..........

                          $29,412,000.00

(mm)            The Available Collateral Amount as of the close of business on the
preceding Distribution Date (after
                                                             giving effect to
any withdrawal from the
Collateral Account) was equal to ............

                      $58,824,000.00

(nn) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving
                                                 effect to any withdrawal
from the Collateral
Account and payments to the Collateral Interest Holder on

                                                                      such
Distribution
Date, will be equal
to...........................................................................
 ..... $58,824,000.00 (oo)
                     The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution
Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
equal to ..        200.000%

(pp) The Cumulative Excess Interest Amount as of the close of business on such
Distribution Date, after
                     giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal to
 .............................
                                     $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to
the terms of all other
Series now outstanding and to the payment of the Servicer's


   fee and funding
of investor default amounts) prior to making distributions on such Distribution Dates is equal to .................
                                  $4,353,402.89

9.      The total amount to be allocated according to the terms of the
Collateral
Agreement on such
Distribution Date is equal to
 ............................................................................



$1,875,460.56
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid
                     Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which
have been netted with respect to this Series against deposits to the



Collection Account) is equal
to...............................................

                                      $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all
                                         material respects all its
obligations under the
Pooling and Servicing Agreement through the Due Period

                                                              preceding such
Distribution Date or, if there has been a default in the performance of any
such                obligation, set forth in detail the (i) nature of such
default, (ii) the
action taken by the Transferor and
                                                             Servicer, if
any, to remedy such default
and (iii) the current status of each such default; if applicable,


                           insert
None.               None
12. As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been
                                 deemed to have occurred on or prior to such
Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the
                                         Receivables other than pursuant to
the Pooling
and Servicing Agreement (or, if there is a Lien, such

                                                          Lien consists of :

____________________________________________).


14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts
specified to be paid to the
Transferor, the Servicer, the Interest Holder and the


Certificateholders are
all in accordance with the requirements of the Pooling and Servicing



Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this



Certificate this 16th day of March,  1998.



HOUSEHOLD FINANCE CORPORATION

as Servicer,

By: _______________________________

      Name: Steven H. Smith

      Title: Servicing Officer

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1993-2


       Mar 16, 1998

CLASS A CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.666666660
2. Principal distribution per $1,000 interest

                      $0.000000000
3. Interest distribution per $1,000 interest

                  $4.666666660
B.          Calculation of Class A Interest
                                                         $0.000000000

1. Class A Coupon
$0.056000000
2. Beginning Principal Amount
                                     $500,000,000.00

C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class A Invested Percentage
                                             85.000%
(b) Principal Allocation Percentage
                                                             85.068%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class A Investor Default Amount
                                                         $2,810,224.95

5. Class A Investor Charge-offs; Reimbursement of Charge-offs



(a) Class A Investor Charge-offs, if any, for the Distribution Date


                               $0.00
(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs


                                                   $0.00

(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of the end of the
Distribution Date                                                   $0.00

6. Allocable Servicing Fee paid for the Distribution Date


$980,393.33
7. Deficit Controlled Amortization Amount for the Distribution Date



$0.000000000
D.      Class A Pool Factor
     1.0000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period

F.          Class B Certificates

1. Class B Invested Amount as of the end of the Distribution Date



$29,412,000.00
2. Available Collateral Amount as of the end of the Distribution Date



$58,824,000.00

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1993-2


       Mar 16, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT


1. Total distribution per $1,000 interest

      $4.9166667
2. Principal distribution per $1,000 interest

                      $0.0000000
3. Interest distribution per $1,000 interest

                  $4.9166667
B.          Calculation of Class B Interest

1. Class B Coupon                                                   5.900%

2. Beginning Invested Amount
                                 $29,412,000.00

C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class B Invested Percentage
                                             5.000%
(b) Principal Allocation Percentage
                                                             85.068%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class B Investor Default Amount
                                                         $165,308.67

5. Class B Investor Charge-offs; Reimbursement of Charge-offs



(a) Class B Investor Charge-offs, if any, for the Distribution Date


                               $0.00
(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs


                                                   $0.00

(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the
Distribution Date                                                   $0.00

6. Available Cash Collateral Amount

(a) Available Cash Collateral Amount at the end of the Distribution Date


                                                   $0.00

(b) Available Cash Collateral Amount as a percent of the Class B


                   0.00%
        Invested Amount, each at the end of the Distribution Date



7. Available Collateral Amount
                                             $58,824,000.00

8. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00
D.      Class B Pool Factor
     $1.00
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period


    MONTHLY SERVICER'S CERTIFICATE

(Delivered pursuant to subsection 3.04(b)


of the Pooling and Servicing Agreement


    HOUSEHOLD FINANCE CORPORATION

    HOUSEHOLD AFFINITY FUNDING CORPORATION

    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1


Class A and Class B Certificates, Series 1994-1



The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:



1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and

Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
                         Agreement.
3.      The undersigned is a Servicing Officer.


4.      This Certificate relates to the Distribution Date occurring on March
16,
1998
5.      Trust Information.

(a)         The aggregate amount of Collections processed for the Due Period preceding
such Distribution Date
             was equal to
 .............................................................................
 ....            $1,355,841,708.64

(b)         The aggregate amount of such Collections with respect to
Principal
Receivables for the Due Period
                                             preceding such Distribution Date
was equal to
 ........................................

  $1,268,635,481.19
(i)         The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],  is
 ..............                                          22.22%

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative
Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to
 .............................................................................
 ........................
                 $87,206,227.45
(i)         The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ......................................   17.12%


(ii) The amount of such aggregate with respect to Finance Charge was equal to


$59,313,536.71
(iii)               The amount of such aggregate with respect to Fees was
equal to
 ...         $11,375,333.87
(iv) The amount of such aggregate with respect to Interchange was equal to ..


$14,972,205.87
(v)         The amount of such aggregate with respect to Other Recoveries was equal to
 ..     $355,385.00
(vi) The amount of such aggregate with respect to Principal Recoveries was equal to .$1,189,766.00 (d)

          The Gross Defaulted Amount for the
preceding Due Period is .......................................
$33,878,731.96                                              (i)         The
annualized default rate, (d) *12 / (f),  is
 ............................................

                  6.74%
(ii)            The annualized net default rate, [(d)-(c)(vi)] *12 / (f),  is
 .........................................6.51%


(e)         The Portfolio Yield for such Distribution Date
 .......................................................................10.62%



(f)         The total amount of Principal Receivables in the Trust at the beginning of
the preceding Due Period is
                                 equal to
 .............................................................................
 ................
$6,027,761,588.51
(g)         The total amount of Principal Receivables as of the last day of the
immediately preceding Due Period is
 ...........................................................


$5,911,180,446.00
(h)         The average amount of Principal Receivables in the Trust during the
preceding Due Period (the sum of
                                                     the amounts in clause
(f) and the amount in
clause (g) divided by 2) is equal to .........$5,969,471,017.26 (i)


                               The total
amount of Finance Charge and Administrative Receivables in the Trust as of
the last day of                                                 the
immediately preceding Due Period is
 .....................................

$105,186,819.98
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days)
 delinquent as of the close of business on the last day of the calendar month preceding such

Distribution Date was equal to
 ........................
                 $235,043,070.79

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days)
         delinquent as of the close of business on the last day of the calendar month preceding such Distribution

                                          Date was equal to
 ........................
                 $80,958,665.80
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+
         days) delinquent as of the close of business on the last day of the calendar month preceding such

                          Distribution Date was equal to
 ........................
                 $181,974,668.34

(m) The aggregate amount of Trust Excess Principal Collections for such
Distrib Date is ... $848,862,509.19 (n)

The aggregate amount of Principal
Shortfalls for such Distribution Date is .....................$354,661,827.33
6.      Group One Information

(a)         The Average Rate for Group One (the weighted average Certificate
Rate
reduced to take into account
                                     any payments made pursuant to interest
rate
agreements, if any ) is equal to ......................5.86%



(b)         Group One Total Investor Collections is equal to
 ......................................................

                                                          $730,371,421.82

(c)         Group One Investor Principal Collections is equal to
 .................................................

                                      $683,394,746.06

(d)         Group One Investor Finance Charge and Administrative Collections
is equal
to .........                                    $46,976,675.76

(e)         Group One Investor Additional Amounts is equal to
 ...................................................

                                              $0.00
(f)         Group One Investor Default Amount is equal to
 .........................................................


$18,249,960.50
(g)         Group One Investor Monthly Fees is equal to
 .............................................................


       $5,411,773.33
(h)         Group One Investor Monthly Interest is equal to
 ........................................................


$14,575,791.49
7.      Series 1994-1 Information

(a)         The Series Adjd Portfolio Yield for the Due Period preceding such
Distri
Date was equal to ....10.55%

(b)         The Series 1994-1 Allocation Percentage with respect to the Due
Period
preceding such Distribution
                                 Date was equal to
 ...............................................................


               19.50%
(c)         The Floating Allocation Percentage for the Due Period preceding such
Distri Date was equal to .85.07%
(d)         The aggregate amount of Reallocated Finance Charge and
Administrative
Collections for the Due
                 Period preceding such Distribution Date is equal to
 ..................
$14,409,038.13
(e)         The Floating Allocation Percentage of Series Allocable Finance
Charge and
Administrative Collections
                             for the Due Period preceding such Distribution
Date is equal to ........
                     $14,467,431.43

(f)         Class A Invested Amount
 .................................................................



$850,000,000.00
(g)         The Class A Invested Percentage with respect to the Due Period preceding
such Distribution Date was
                             equal to
 .............................................................................
 ..      85.00%
(h)         The Class A Invested Percentage of the amount set forth in Item
7(d) above
was equal ..$12,247,682.41 (i)
                                         The amount of Class A Monthly
Interest for such
Distribution Date is equal to .................$3,681,562.50 (j)


                   The amount of
any Class A Monthly Interest previously due but not distributed on a prior
Distribution                                        Date is equal to
 .......................................................................


                                               $0.00
(k)         The amount of Class A Additional Interest for such Distribution
Date is
equal to ......                                             $0.00

(l)         The amount of any Class A Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to........................................................................



$0.00
(m)         The Class A Investor Default Amount for such Distribution Date is equal to
 ....            $4,777,382.41
(n)         The Allocable Servicing Fee for such Distribution Date is equal
to......................................$1,666,666.67 (o)

                                                                      The
Class A Required
Amount, if any, with respect to such Distribution Date is equal to .....
$0.00
(p)         Class B Invested Amount
 .............................................................................
 ......................$50,000,000.00

(q)         The Class B Invested Percentage for the Due Period preceding such
Distrib
Date was equal to .5.00%

(r)         The Class B Invested Percentage of the amount set forth in Item
7(d) above
is equal to ......$720,451.91 (s)
                                                     The amount of Class B
Monthly Interest for
such Distrib Date is equal to ..........

  $252,083.33
(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution
                                                                 Date is
equal
to..........................................................................



$0.00
(u)         The amount of Class B Additional Interest for such Distribution
Date is
equal to .....                                          $0.00

(v)         The amount of any Class B Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to.........................................................................



$0.00
(w)         Class B Investor Default Amount for such Distribution Date is equal to
 .........                           $281,022.49

(x)         The Collateral Invested Percentage of the amount set forth in
Item 7(d)
above is equal to $1,440,903.81 (y)
                                                             The Series
1994-1 Principal Shortfall for
such Distribution Date is equal to .......

          $0.00
(z)         The Series 1994-1 Excess Principal Collections is equal
to.................................
                                                             $0.00

(aa)            The amount of Excess Finance Charge and Administrative
Collections with
respect to such Distribution
                                     Date is equal
to..........................................................................



$3,534,468.22
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be
distributed on such
Distribution Date to fund or reimburse the following items:



(i)         to fund the Class A Required Amount, if any, with respect to such
Distrib
Date        $0.00
(ii)            to reimburse Class A Investor
Charge-Offs.........................


$0.00
(iii)               to pay current or overdue Class B Monthly Interest, Class
B Additional
Interest or the                                                 Cumulative
Excess Interest Amount
 ....................................................................    $0.00

(iv)            to fund the Class B Investor Default Amount with respect to such Distrib
Date     $281,022.49
     (v)         to reimburse certain previous reductions in the Class
B Invested Amount ......
                 $0.00
(vi) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above $0.00

(vii)               to fund the Collateral Investor Default Amount with
respect to such
Distrib Date   $562,044.99
                             (viii)                  to reimburse certain
previous reductions in
the Collateral Invested Amount .........   $0.00


(ix)            to make any required deposit in the Cash Collateral Account..


                       $0.00
(cc)            The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal
                             to
 .............................................................................
 ........................................

  $31,569,815.66
(dd)            The Principal Allocation Percentage is equal to
 ......................................................

                                                          85.07%

(ee)            The total amount to be distributed to Class A
Certificateholders on such
Distribution Date in payment
                                     of principal is equal
to..........................................................


   $0.00
(ff)            The total amount to be distributed to Class B
Certificateholders on such
Distribution Date in payment
                                     of principal is equal
to..........................................................


   $0.00
(gg)            The amount of Class A Investor Charge-Offs for such
Distribution Date is
equal to ....           $0.00

(hh)            The total amount of reimbursements of Class A Investor
Charge-Offs for
such Distribution Date is
                         equal
to...........................................................................
 .......................
             $0.00
(ii)            The amount of Class B Investor Charge-Offs and other
reductions in the
Class B Invested Amount for
                                 such Distribution Date is equal
to......................................

  $0.00
(jj)            The total amount of reimbursements of Class B Investor
Charge-Offs  for
such Distribution Date is
                         equal
to...........................................................................
 .........................
                     $0.00
(kk)            The Class A Invested Amount at the close of business on such
Distribution
Date (after giving effect to
                                     all payments and adjustments on such
Distribution Date) will be equal to .......

              $850,000,000.00

(ll)            The Class B Invested Amount at the close of business on such
Distribution
Date (after giving effect to
                                     all payments and adjustments on such
Distribution Date) will be equal to ........

                  $50,000,000.00

(mm)            The Available Collateral Amount as of the close of business on the
preceding Distribution Date (after
                                                             giving effect to
any withdrawal from the
Collateral Account) was equal to .............

                          $100,000,000.00

(nn) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving
                                                 effect to any withdrawal
from the Collateral
Account and payments to the Collateral Interest Holder on


such Distribution Date, will be equal
to...........................................................................
 ....$100,000,000.00 (oo)
                 The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution
Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to ........200.00%

(pp) The Cumulative Excess Interest Amount as of the close of business on such
Distribution Date, after
                     giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal to
 .............................
                                     $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to
the terms of all other
Series now outstanding and to the payment of the Servicer's


   fee and funding
of investor default amounts) prior to making distributions on such Distribution Dates is equal to .................
                                  $7,121,921.57

9.      The total amount to be allocated according to the terms of the
Collateral
Agreement on such
Distribution Date is equal to
 ............................................................................



$2,691,400.74
10.         Total amount to be distributed from the Collection Account to the

Servicer in respect of the unpaid
                                                         Allocable Servicing
Fee for the preceding
Due Period on such Distribution Date (after taking into

                                                              consideration
the
amounts which have been netted with respect to this Series against deposits
to the                      Collection Account) is equal
to...............................................

                                      $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all
                                         material respects all its
obligations under the
Pooling and Servicing Agreement through the Due Period

                                                              preceding such
Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and
                                                             Servicer, if
any, to remedy such default
and (iii) the current status of each such default; if applicable,


                               insert
None.               None
12. As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been
                                 deemed to have occurred on or prior to such
Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the
                                             Receivables other than pursuant
to  the
Pooling and Servicing Agreement (or, if there is a Lien, such


           Lien consists
of :   ____________________________________________).


14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts
specified to be paid to the
Transferor, the Servicer, the Interest Holder and the

                                                          Certificateholders
are
all in accordance with the requirements of the Pooling and Servicing
Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this



Certificate this 16th day of March,  1998.



HOUSEHOLD FINANCE CORPORATION

as Servicer,

By: _______________________________

      Name: Steven H. Smith

      Title: Servicing Officer

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1994-1


       Mar 16, 1998


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.3312500
2. Principal distribution per $1,000 interest

                      $0.0000000
3. Interest distribution per $1,000 interest

                  $4.3312500
B.          Calculation of Class A Interest

1. Calculation of Class A Certificate Rate


(a) One-month LIBOR
5.625000000%
(b) Spread                              0.150000000%

(c) Class A Certificate Rate
                                 5.775000000%

2. Beginning Principal Amount
                                     $850,000,000.00

3. Days in Interest Period
                         27
C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class A Invested Percentage
                                             85.00%
(b) Principal Allocation Percentage
                                                             85.07%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class A Investor Default Amount
                                                         $4,777,382.41

5. Class A Investor Charge-offs; Reimbursement of Charge-offs



(a) Class A Investor Charge-offs, if any, for the Distribution Date


                               $0.00

(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs



$0.00
(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date
                                 $0.00
6. Allocable Servicing Fee paid for the Distribution Date


$1,666,666.67
7. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00

D.      Class A Pool Factor
     1.0000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Admin Recvbls as of the last day of the preceding Due Period $105,186,819.98 F.
                                     Class B Certificates

1. Class B Invested Amount as of the end of the Distribution Date



$50,000,000.00
2. Available Collateral Amount as of the end of the Distribution Date



$100,000,000.00

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1994-1


       Mar 16,
1998

CLASS B CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $5.041666600
2. Principal distribution per $1,000 interest

                      $0.000000000
3. Interest distribution per $1,000 interest

                  $5.041666600
B.          Calculation of Class B Interest

1. Class B Coupon
6.0500000%
2. Beginning Invested Amount
                                 $50,000,000.00

C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class B Invested Percentage
                                             5.000%
(b) Principal Allocation Percentage
                                                             85.07%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class B Investor Default Amount
                                                         $281,022.49

5. Class B Investor Charge-offs; Reimbursement of Charge-offs



(a) Class B Investor Charge-offs, if any, for the Distribution Date


                               $0.00

(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class B Investor
Charge-offs                                 $0.00
(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date
                                 $0.00
6. Available Cash Collateral Amount

(a) Available Cash Collateral Amount at the end of the Distribution
Date            $0.00
(b) Available Cash Collateral Amount as a percent of the Class B


                   0.000%
        Invested Amount, each at the end of the Distribution Date



7. Available Collateral Amount
                                             $100,000,000.00

8. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00

D.      Class B Pool Factor
     1.00
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period


MONTHLY SERVICER'S CERTIFICATE

(Delivered pursuant to subsection 3.04(b)


of the Pooling and Servicing Agreement


    HOUSEHOLD FINANCE CORPORATION

    HOUSEHOLD AFFINITY FUNDING CORPORATION

    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1


Class A and Class B Certificates, Series 1995-1



The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and

Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
                                                 Agreement.

3.      The undersigned is a Servicing Officer.


4.      This Certificate relates to the Distribution Date occurring on March
16, 1998
5.      Trust Information.

(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ........................................................................
 .........                           $1,355,841,708.64

(b)         The aggregate amount of such Collections with respect to
Principal
Receivables for the Due Period
                                             preceding such Distribution Date
was
equal to .................................

          $1,268,635,481.19

(i)         The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],  is
 ..............                                          22.219%

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative
                         Receivables and the Defaulted Amount for the
Due Period preceding such Distribution Date was equal

                                                          to
 ........................................................................
 .............................
                                     $87,206,227.45

(i)         The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ......................................   17.124%


(ii)            The amount of such aggregate with respect to Finance Charge was
equal to                        $59,313,536.71

(iii)               The amount of such aggregate with respect to Fees was
equal to
 ...         $11,375,333.87
(iv)            The amount of such aggregate with respect to Interchange was equal
to ..               $14,972,205.87

(v)         The amount of such aggregate with respect to Other Recoveries was
equal to ..     $355,385.00
                                 (vi)            The amount of such aggregate
with
respect to Principal Recoveries was equal to .$1,189,766.00 (d)


               The Gross
Defaulted Amount for the preceding Due Period is
 ............................................$33,878,731.96


(i)         The
annualized default rate, (d) *12 / (f),  is
 ............................................

                  6.745%
(ii)            The annualized net default rate, [(d)-(c)(vi)] *12 / (f),  is
 .........................................6.508%


(e)         The Portfolio Yield for such Distribution Date
 .......................................................................1
0.616%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to
 ........................................................................
 .....................
     $6,027,761,588.51
(g)         The total amount of Principal Receivables as of the last day of the
immediately preceding Due Period is
 ........................................................................
 .........................
                     $5,911,180,446.00

(h)         The average amount of Principal Receivables in the Trust during the
preceding Due Period (the sum of
                                                     the amounts in clause
(f) and the
amount in clause (g) divided by 2) is equal to ........$5,969,471,017.26
(i)         The total amount of Finance Charge and Administrative Receivables in
the Trust as of the last day of
                                                 the immediately preceding
Due Period is
 .....................................

$105,186,819.98
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days)
                 delinquent as of the close of business on the last day of the calendar month preceding such

                          Distribution Date was
equal to ........................
                                                     $235,043,070.79

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days)
                         delinquent as of the close of business on the
last day of the calendar month preceding such Distribution


Date was
equal to ........................
                                                     $80,958,665.80

(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+
                                 days) delinquent as of the close of business
on the last day of the calendar month preceding such

                                                      Distribution Date
was equal to ........................

$181,974,668.34
(m) The aggregate amount of Trust Excess Principal Collections for such
Distrib Date is ... $848,862,509.19 (n)

The aggregate amount of Principal
Shortfalls for such Distribution Date is
 .....................$354,661,827.33 6.

Group One Information

(a)         The Average Rate for Group One (the weighted average Certificate
Rate
reduced to take into account
                                     any payments made pursuant to interest
rate
agreements, if any ) is equal to .........................5.857%



(b)         Group One Total Investor Collections is equal to
 ........................................................


$730,371,421.82
(c)         Group One Investor Principal Collections is equal to
 ....................................................

                                                  $683,394,746.06

(d)         Group One Investor Finance Charge and Administrative Collections
is
equal to ...........   $46,976,675.76 (e)

      Group One Investor Additional
Amounts is equal to
 ..............................................................$0.00



(f)         Group One Investor Default Amount is equal to
 ..................................................................$18,24
9,960.50 (g)                                    Group One Investor Monthly
Fees is equal to
 ......................................................................$5
,411,773.33
(h)         Group One Investor Monthly Interest is equal to
 .................................................................$14,575
,791.49 7.                              Series 1995-1 Information

(a)         The Series Adjusted Portfolio Yield for the Due Period preceding such
Distri Date was equal to 10.60% (b)
                                                             The Series
1995-1 Allocation
Percentage with respect to the Due Period preceding such Distribution
Date was equal to
 ...............................................................


               11.70%
(c) The Floating Allocation Percentage for the Due Period preceding such
Distri Date was equal to 85.07% (d)
                                                             The aggregate
amount of Reallocated
Finance Charge and Administrative Collections for the Due


Period
preceding such Distribution Date is equal to
 .........................................

      $8,670,335.36
(e)         The Floating Allocation Percentage of Series Allocable Finance
Charge
and Administrative Collections
                                             for the Due Period preceding
such
Distribution Date is equal to .................

                              $8,680,458.86

(f)         Class A Invested Amount
 ......................................................................



$522,000,000.00
(g) The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to
 ........................................................................
 .......                     87.000%
(h)         The Class A Invested Percentage of the amount set forth in Item
7(d)
above was equal to $7,543,191.77 (i)
                                                                 The amount
of Class A Monthly
Interest for such Distribution Date is equal to ........


$2,260,912.50
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution
                                                                 Date is
equal to
 .......................................................................



$0.00
(k)         The amount of Class A Additional Interest for such Distribution
Date
is equal to ......                                                      $0.00

(l)         The amount of any Class A Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to......................................................................
 ..      $0.00
(m)         The Class A Investor Default Amount for such Distribution Date is
equal to .....                                          $2,933,874.84

(n)         The Allocable Servicing Fee for such Distribution Date is equal
to.......................................$1,000,000.00 (o)

                                                                          The
Class A
Required Amount, if any, with respect to such Distribution Date is equal to ........$0.00
(p)         Class B Invested Amount
 ........................................................................
 ............................$24,000,000.00


(q) The Class B Invested Percentage for the Due Period preceding such Distrib Date was equal to ...4.000%

(r)         The Class B Invested Percentage of the amount set forth in Item
7(d)
above is equal to ......$346,813.41 (s)

The amount of Class B Monthly
Interest for such Distribution Date is equal  to ......

                                                              $154,000.00

(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution
                                                                 Date is
equal
to......................................................................
 ....            $0.00
(u)         The amount of Class B Additional Interest for such Distribution
Date
is equal to ...                                             $0.00

(v)         The amount of any Class B Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to......................................................................
 ...         $0.00
(w)         Class B Investor Default Amount for such Distribution Date is equal
to ..............................  $134,890.80 (x)

                                          The Collateral
Invested Percentage of the amount set forth in Item 7(d) above is equal to ...$780,330.18 (y)
     The Series 1995-1 Principal Shortfall for such
Distribution Date is equal to ....
                                                         $0.00

(z)         The Series 1995-1 Excess Principal Collections is equal
to...............................
                                                             $0.00

(aa)            The amount of Excess Finance Charge and Administrative
Collections
with respect to such Distribution
                                                         Date is equal
to......................................................................
 ....            $2,321,548.02
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be
distributed on such
Distribution Date to fund or reimburse the following items:



(i)         to fund the Class A Required Amount, if any, with respect to such
Distrib Date        $0.00

(ii)            to reimburse Class A Investor
Charge-Offs.........................


$0.00
(iii)               to pay current or overdue Class B Monthly Interest, Class
B
Additional Interest or the
                             Cumulative Excess Interest Amount
 ....................................................................
$0.00
(iv)            to fund the Class B Investor Default Amount with respect to such
Distrib Date     $134,890.80
                                     (v)         to reimburse certain
previous reductions
in the Class B Invested Amount .........        $0.00


(vi)            to pay the Collateral Monthly Interest for such Distribution
Date
equal to .......    $268,312.50

(vii) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above .$0.00

(viii)                  to fund the Collateral Investor Default Amount with
respect to
such Distrib Date ...$303,504.29
                                                     (ix)            to
reimburse certain previous
reductions in the Collateral Invested Amount ......       $0.00



(x)         to make any required deposit in the Cash Collateral Account..


                   $0.00
(cc) The amount of Subordinated Prin Collections with respect to such
Distri Date is equal to$16,416,304.14 (dd)

          The Principal Allocation
Percentage is equal to
 .....................................................................85.
07%
(ee)            The total amount to be distributed to Class A
Certificateholders on
such Distribution Date in payment
                                                         of principal is
equal
to..........................................................


   $0.00
(ff)            The total amount to be distributed to Class B
Certificateholders on
such Distribution Date in payment
                                                         of principal is
equal
to..........................................................


   $0.00
(gg)            The amount of Class A Investor Charge-Offs for such
Distribution
Date is equal to .........      $0.00

(hh)            The total amount of reimbursements of Class A Investor
Charge-Offs
for such Distribution Date is
                                         equal
to......................................................................
 ............................
                                 $0.00
(ii)            The amount of Class B Investor Charge-Offs and other
reductions in
the Class B Invested Amount for
                                                 such Distribution Date is
equal
to......................................

  $0.00
(jj)            The total amount of reimbursements of Class B Investor
Charge-Offs
for such Distribution Date is
                                         equal
to......................................................................
 ..............................
                                         $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to ..............


$522,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to .........

                                                      $24,000,000.00

(mm)            The Available Collateral Amount as of the close of business on the
preceding Distribution Date (after
                                                             giving effect to
any withdrawal from
the Collateral Account) was equal to ..........

                              $54,000,000.00

(nn) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving
                                                 effect to any withdrawal
from the
Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal
to......................................................................
 ...........$54,000,000.00 (oo)
                                         The ratio of the Required Collateral
Amount to the Class B Invested Amount as of the close of business on
such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
such Distribution Date, will be equal to ........  225.000%



(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of
interest
to Class B Certificateholders on such Distribution Date, will be equal
to .............................
                                                 $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to
the terms of all
other Series now outstanding and to the payment of the Servicer's fee
and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to .................

$4,298,065.43
9. The total amount to be allocated according to the terms of the Collateral Agreement on such
                                     Distribution Date is equal to
 ........................................................................
 ....            $1,883,152.93
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid
                                                         Allocable Servicing
Fee for the
preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the
                                             Collection Account) is equal
to...............................................

                                      $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all
                                         material respects all its
obligations
under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and


       Servicer,
if any, to remedy such default and (iii) the current status of each such default; if applicable,
                 insert None.                                    None

12. As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been
                                 deemed to have occurred on or prior to such
Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the
                                                             Receivables
other than pursuant to
the Pooling and Servicing Agreement (or, if there is a Lien, such


                           Lien
consists of :   ____________________________________________).



14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts
specified to be paid to the
Transferor, the Servicer, the Interest Holder and the

                                                          Certificateholders
are all in accordance with the requirements of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this



Certificate this 16th day of March,  1998.



HOUSEHOLD FINANCE CORPORATION

as Servicer,

By: _______________________________

      Name: Steven H. Smith

      Title: Servicing Officer

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1995-1


       Mar 16,
1998

CLASS A CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.331250000
2. Principal distribution per $1,000 interest

                      $0.00
3. Interest distribution per $1,000 interest

                  $4.331250000
B.          Calculation of Class A Interest

1. Calculation of Class A Certificate Rate


(a) One-month LIBOR
5.625000000%
(b) Spread                              0.1500%
(c) Class A Certificate Rate
                                 5.775000000%

2. Beginning Principal Amount
                                     $522,000,000.00

3. Days in Interest Period
                             27
C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class A Invested Percentage
                                             87.00%
(b) Principal Allocation Percentage
                                                             85.07%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class A Investor Default Amount
                                                         $2,933,874.84

5. Class A Investor Charge-offs; Reimbursement of Charge-offs



(a) Class A Investor Charge-offs, if any, for the Distribution Date


                               $0.00

(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs



$0.00
(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date
                                 $0.00
6. Allocable Servicing Fee paid for the Distribution Date


$1,000,000.00
7. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00

D.      Class A Pool Factor
     1.00000000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period

F.      Class B Certificates

1. Class B Invested Amount as of the end of the Distribution Date



$24,000,000.00
2. Available Collateral Amount as of the end of the Distribution Date



$54,000,000.00

Household Finance Corporation

Household Affinity Funding Corp.
                                                 February 1998

Household Affinity Credit Card Master Trust I , Series 1995-1


       Mar 16,
1998

CLASS B CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $6.416666667
2. Principal distribution per $1,000 interest

                      $0.00
3. Interest distribution per $1,000 interest

                  $6.416666667
B.          Calculation of Class B Interest

1. Class B Coupon
7.700000000%
2. Beginning Invested Amount
                                 $24,000,000.00

C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class B Invested Percentage
                                             4.000%
(b) Principal Allocation Percentage
                                                             85.068%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class B Investor Default Amount
                                                         $134,890.80

5. Class B Investor Charge-offs; Reimbursement of Charge-offs



(a) Class B Investor Charge-offs, if any, for the Distribution Date


                               $0.00

(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs



$0.00
(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date
                                 $0.00
6. Available Cash Collateral Amount

(a) Available Cash Collateral Amount at the end of the Distribution Date



$0.00
(b) Available Cash Collateral Amount as a percent of the Class B


                   0.00%
        Invested Amount, each at the end of the Distribution Date



7. Available Collateral Amount
                                             $54,000,000.00

8. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00

D.      Class B Pool Factor
         1.00000000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period


    MONTHLY SERVICER'S CERTIFICATE

(Delivered pursuant to subsection 3.04(b)


of the Pooling and Servicing Agreement


    HOUSEHOLD FINANCE CORPORATION

    HOUSEHOLD AFFINITY FUNDING CORPORATION

    HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1


Class A and Class B Certificates, Series 1997-1



The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and

Servicing Agreement.

2.      Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
                                                 Agreement.

3.      The undersigned is a Servicing Officer.


4.      This Certificate relates to the Distribution Date occurring on March
16, 1998
5.      Trust Information.

(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to
 ........................................................................
 .........                           $1,355,841,708.64

(b)         The aggregate amount of such Collections with respect to
Principal
Receivables for the Due Period
                                             preceding such Distribution Date
was
equal to ............................................

                                                      $1,268,635,481.19

(i)         The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],  is
 ..............                                          22.22%

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative
                         Receivables and the Defaulted Amount for the
Due Period preceding such Distribution Date was equal

                                                          to
 ........................................................................
 .............................
                                     $87,206,227.45

(i)         The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ......................................

17.12%
(ii)            The amount of such aggregate with respect to Finance Charge was
equal to                        $59,313,536.71

(iii) The amount of such aggregate with respect to Fees was equal to ...


$11,375,333.87
(iv)            The amount of such aggregate with respect to Interchange was equal
to ..               $14,972,205.87

(v)         The amount of such aggregate with respect to Other Recoveries was
equal to ..     $355,385.00

(vi)            The amount of such aggregate with respect to Principal
Recoveries
was equal to .$1,189,766.00 (d)
                                             The Gross Defaulted Amount for
the
preceding Due Period is .......................................



$33,878,731.96
(i)         The annualized default rate, (d) *12 / (f),  is
 ............................................

                  6.74%
(ii)            The annualized net default rate, [(d)-(c)(vi)] *12 / (f),  is
 ..............................
                                         6.51%
(e)         The Portfolio Yield for such Distribution Date
 .........................................................

                                                                      10.62%

(f)         The total amount of Principal Receivables in the Trust at the beginning
of the preceding Due Period is equal to
 .....................................................................
$6,027,761,588.51 (g)
     The total amount of Principal Receivables as of the
last day of the immediately preceding Due Period is
 ........................................................................
 .........................
                          $5,911,180,446.00

(h)         The average amount of Principal Receivables in the Trust during the
preceding Due Period (the sum of
                                                     the amounts in clause
(e) and the
amount in clause (g) divided by 2) is equal to     ...$5,969,471,017.26
(i)         The total amount of Finance Charge and Administrative Receivables in
the Trust as of the last day of
                                                 the immediately preceding
Due Period is
 .....................................

$105,186,819.98
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days)
                 delinquent as of the close of business on the last day of the calendar month preceding such

                          Distribution Date was
equal to ........................
                                                     $235,043,070.79

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days)
                         delinquent as of the close of business on the
last day of the calendar month preceding such Distribution


Date was
equal to ........................
                                                     $80,958,665.80

(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+
                                 days) delinquent as of the close of business
on the last day of the calendar month preceding such

                                                      Distribution Date
was equal to ........................

$181,974,668.34
(m) The aggregate amount of Trust Excess Principal Collections for such
Distrib Date is  ...$848,862,509.19 (n)

The aggregate amount of Principal
Shortfalls for such Distribution Date is
 ....................$354,661,827.33

6.      Group Two Information

(a)         The Average Rate for Group Two (the weighted average Certificate
Rate
reduced to take into account
                                     any payments made pursuant to interest
rate
agreements, if any ) is equal to ...................5.8078%



(b)         Group Two Total Investor Collections is equal to
 ....................................................

                                                  $224,932,869.14

(c)         Group Two Investor Principal Collections is equal to
 ...............................................

                              $210,465,437.72

(d)         Group Two Investor Finance Charge and Administrative Collections
is
equal to ...........  $14,467,431.42 (e)

  Group Two Investor Additional
Amounts is equal to
 ...........................................................


$0.00
(f)         Group Two Investor Default Amount is equal to
 .................................................................$5,620,
449.89
(g)         Group Two Investor Monthly Fees is equal to
 .....................................................................$1,
666,666.67
(h)         Group Two Investor Monthly Interest is equal to
 ................................................................$4,355,8
50.01
7.      Series 1997-1 Information

(a)         The Series Adjusted Portfolio Yield for the Due Period preceding such
Dist Date was equal to . 10.62% (b)
                                                             The Series
1997-1 Allocation
Percentage with respect to the Due Period preceding such Distribution
Date was equal to
 ...............................................................


               19.50%
(c) The Floating Allocation Percentage for the Due Period preceding such
Dist Date was equal to .. 85.07% (d)
                                                                 The
aggregate amount of Reallocated
Finance Charge and Administrative Collections for the Due


Period
preceding such Distribution Date is equal to
 .........................................

      $14,467,431.42
(e)         The Floating Allocation Percentage of Series Allocable Finance
Charge
and Administrative Collections
                                             for the Due Period preceding
such
Distribution Date is equal to ..........

  $14,467,431.42
(f)         Class A Invested Amount
 ....................................................................



$870,000,000.00
(g) The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to
 ........................................................................
 .......                     87.00%
(h) The Class A Invested Percentage of the amt set forth in Item 7(d) above was equal to .. $12,586,665.34 (i)

  The amount of Class A Monthly
Interest for such Distribution Date is equal to ........


$3,735,562.50
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution
                                                                 Date is
equal to
 .......................................................................



$0.00
(k)         The amount of Class A Additional Interest for such Distribution
Date
is equal to ..........         $0.00

(l)         The amount of any Class A Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to......................................................................
 ..      $0.00
(m)         The Class A Investor Default Amount for such Distribution Date is
equal to .......                                                $4,889,791.40

(n)         The Allocable Servicing Fee for such Distribution Date is equal
to........................
                         $1,666,666.67

(o)         The Class A Required Amount, if any, with respect to such
Distribution Date is equal to .....   $0.00


(p)         Class B Invested Amount
 ........................................................................
 ...............................$47,500,000.00 (q)

                                      The Class B Invested
Percentage for the Due Period preceding such Distrib Date was equal to
 .....4.75%
(r)         The Class B Invested Percentage of the amount set forth in Item
7(d)
above is equal to ..... $687,202.99 (s)

The amount of Class B Monthly
Interest for such Distribution Date is equal to .....

                                                      $210,365.63

(t) The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution
                                                                 Date is
equal
to......................................................................
 ....            $0.00
(u)         The amount of Class B Additional Interest for such Distribution
Date
is equal to ......                                                      $0.00

(v)         The amount of any Class B Additional Interest previously due but not
distributed on a prior
             Distribution Date is equal
to......................................................................
 ...         $0.00
(w)         Class B Investor Default Amount for such Distribution Date is equal
to .........                                    $266,971.37

(x) The Collateral Invested Percentage of the amount set forth in Item
7(d) above is equal to..$1,193,563.09 (y)

      The Series 1997-1 Principal
Shortfall for such Distribution Date is equal to .....

                                                          $0.00

(z)         The Series 1997-1 Excess Principal Collections is equal
to.............................
                                             $0.00
(aa)            The amount of Excess Finance Charge and Administrative
Collections
with respect to such Distribution
                                                         Date is equal
to......................................................................
 ....            $3,965,045.22
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be
distributed on such
Distribution Date to fund or reimburse the following items:


(i)         to fund
the Class A Required Amount, if any, with respect to such Distrib Date
    $0.00
(ii)            to reimburse Class A Investor
Charge-Offs.........................


$0.00
(iii)               to pay current or overdue Class B Monthly Interest, Class
B
Additional Interest or the
                             Cumulative Excess Interest Amount
 ....................................................................
$0.00
(iv)            to fund the Class B Investor Default Amount with respect to such
Distrib Date     $266,971.37
                                     (v)         to reimburse certain
previous reductions
in the Class B Invested Amount .........       $0.00


(vi)            to pay the Collateral Monthly Interest for such Distribution
Date
equal to .......      $409,921.88
                                                         (vii)
to pay any portion of the
Allocable Servicing Fee not paid pursuant to clause (i) above  $0.00



(viii)                  to fund the Collateral Investor Default Amount with
respect to
such Distrib Date   $463,687.12
                                                 (ix)            to reimburse
certain previous
reductions in the Collateral Invested Amount ..

                              $0.00
(x)         to make any required deposit in the Cash Collateral Account..


                   $0.00
(xi)            to make any required deposit to the Reserve Account
 ....................................
                                                                 $0.00

(cc)            The amount of Subordinated Principal Collections with respect to
such Distribution Date is equal to
 ........................................................................
 .............................................

                      $27,360,506.90

(dd)            The Principal Allocation Percentage is equal to
 ........................................................

                                                                  85.07%

(ee)            The total amount to be distributed to Class A
Certificateholders on
such Distribution Date in payment
                                                         of principal is
equal
to..........................................................


   $0.00
(ff)            The total amount to be distributed to Class B
Certificateholders on
such Distribution Date in payment
                                                         of principal is
equal
to..........................................................


   $0.00
(gg)            The amount of Class A Investor Charge-Offs for such
Distribution
Date is equal to .........       $0.00

(hh)            The total amount of reimbursements of Class A Investor
Charge-Offs
for such Distribution Date is
                                         equal
to......................................................................
 ............................
                                 $0.00
(ii)            The amount of Class B Investor Charge-Offs and other
reductions in
the Class B Invested Amount for
                                                 such Distribution Date is
equal
to......................................

  $0.00
(jj)            The total amount of reimbursements of Class B Investor
Charge-Offs
for such Distribution Date is
                                         equal
to......................................................................
 ..............................
                                         $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to ........

                                                  $870,000,000.00

(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to .....

                                      $47,500,000.00

(mm)            The Available Collateral Amount as of the close of business on the
preceding Distribution Date (after
                                                             giving effect to
any withdrawal from
the Collateral Account) was equal to .....

          $82,500,000.00
(nn) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving
                                                 effect to any withdrawal
from the
Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal
to......................................................................
 .......... $82,500,000.00 (oo)
                                         The ratio of the Required Collateral
Amount to the Class B Invested Amount as of the close of business on
such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
such Distribution Date, will be equal to  ........173.68%


(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of
interest
to Class B Certificateholders on such Distribution Date, will be equal
to .............................
                                                 $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to
the terms of all
other Series now outstanding and to the payment of the Servicer's fee
and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to .................

$7,180,314.86
9. The total amount to be allocated according to the terms of the Collateral Agreement on such
                                     Distribution Date is equal to
 ........................................................................
 ....            $3,234,386.73
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid
                                                         Allocable Servicing
Fee for the
preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the
                                             Collection Account) is equal
to...............................................

                                      $0.00
11.         The Class A Adjusted Amount
 ........................................................................
 .................
$870,000,000.00
12.         The Class B Adjusted Amount
 ........................................................................
 ..................   $47,500,000.00 13.

The Controlled Accumulation
Amount
 ........................................................................
 ...........$0.00
14.         The Controlled Deposit Amount
 ........................................................................
 .....................$0.00

15.         The Deficit Controlled Deposit Amount
 ........................................................................
 ..........$0.00
16.         The Principal Funding Account Balance
 ........................................................................
 ...........$0.00
17.         The Principal Funding Investment Shortfall
 ........................................................................
 ....$0.00
18.         The Required Reserve Account Amount
 ........................................................................
 .......$11,010,000.00 19.
                     The Reserve Account Balance
 ........................................................................
 ......................$11,010,000.00

20. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all
                                         material respects all its
obligations
under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and


       Servicer,
if any, to remedy such default and (iii) the current status of each such default; if applicable,
                 insert None.                                    None

21. As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been
                                 deemed to have occurred on or prior to such
Distribution Date.
22. As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the
                                                             Receivables
other than pursuant to
the Pooling and Servicing Agreement (or, if there is a Lien, such


                           Lien
consists of :   ____________________________________________).



23. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts
specified to be paid to the
Transferor, the Servicer, the Interest Holder and the

                                                          Certificateholders
are all in accordance with the requirements of the Pooling and


               Servicing
Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this



Certificate this 16th day of March,  1998.



HOUSEHOLD FINANCE CORPORATION

as Servicer,

By: _______________________________

      Name: Steven H. Smith

      Title: Servicing Officer

Household Finance Corporation

Household Card Funding Corp.
                                 February 1998

Household Credit Card Master Trust I , Series 1997-1

                                                  Mar 16, 1998


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.293750000
2. Principal distribution per $1,000 interest

                      $0.00
3. Interest distribution per $1,000 interest

                  $4.293750000
B.          Calculation of Class A Interest

1. Calculation of Class A Certificate Rate


(a) One-month LIBOR
5.625000000%
(b) Spread                              0.1000%
(c) Class A Certificate Rate
                                 5.725000000%

2. Beginning Principal Amount
                                     $870,000,000.00

3. Days in Interest Period
                         27
C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class A Invested Percentage
                                             87.00%
(b) Principal Allocation Percentage
                                                             85.07%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class A Investor Default Amount
                                                         $4,889,791.40

5. Class A Investor Charge-offs; Reimbursement of Charge-offs



(a) Class A Investor Charge-offs, if any, for the Distribution Date


                               $0.00

(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs



$0.00
(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date
                                 $0.00
6. Allocable Servicing Fee paid for the Distribution Date


$1,666,666.67
7. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00

D.      Class A Pool Factor
     1.0000000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period

F.      Class B Certificates

1. Class B Invested Amount as of the end of the Distribution Date



$47,500,000.00
2. Available Collateral Invested Amount as of the end of the
Distribution Date
$82,500,000.00

Household Finance Corporation

Household Card Funding Corp.
                                 February 1998

Household Credit Card Master Trust I , Series 1997-1

                                                  Mar 16, 1998


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.      Information Regarding Distributions

1. Total distribution per $1,000 interest

      $4.428750105
2. Principal distribution per $1,000 interest

                      $0.00
3. Interest distribution per $1,000 interest

                  $4.428750105
B.          Calculation of Class B Interest

1. Calculation of Class B Certificate Rate


(a) One-month LIBOR
5.625000000%
(b) Spread                              0.2800%
(c) Class B Certificate Rate
                                 5.905000000%

2. Beginning Invested Amount
                                 $47,500,000.00

3. Days in Interest Period
                         27
C. Performance of Trust

1. Collections of Receivables

(a) Total Collections
     $1,355,841,708.64
(b) Collections of Finance Charge and Administrative Receivables



$87,206,227.45
(c) Collections of Principal
                                 $1,268,635,481.19

2. Allocation of Receivables

(a) Class B Invested Percentage
                                             4.750%
(b) Principal Allocation Percentage
                                                             85.068%

3. Delinquent Gross Balances

(a) Delinquent 5 - 29 days
                         $235,043,070.79

% of Gross Receivables
         3.91%
(b) Delinquent 30 - 59 days
                                             $80,958,665.80

% of Gross Receivables
         1.35%
(c) Delinquent 60+ days
             $181,974,668.34
% of Gross Receivables
         3.02%
4. Class B Investor Default Amount
                                                         $266,971.37

5. Class B Investor Charge-offs; Reimbursement of Charge-offs



(a) Class B Investor Charge-offs, if any, for the Distribution Date


                               $0.00

(b) The amount of Item 5.(a) per $1,000 interest

                                  $0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs



$0.00
(d) The amount of Item 5.(c) per $1,000 interest

                                  $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date
                                 $0.00
6. Available Cash Collateral Amount

(a) Available Cash Collateral Amount at the end of the Distribution Date



$0.00
(b) Available Cash Collateral Amount as a percent of the Class B


                   0.00%
        Invested Amount, each at the end of the Distribution Date



7. Available Collateral Invested Amount

  $82,500,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date


                               $0.00

D.      Class B Pool Factor
     1.00000000
E.          Receivables Balances

1. Principal Receivables as of the last day of the preceding Due Period



$5,911,180,446.00
2. Finance Charge and Administrative Receivables as of the last day



$105,186,819.98
      of the preceding Due Period